SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 May 9, 2005
                                 -----------
                                Date of Report
                       (Date of Earliest Event Reported)

                             MILLER PETROLEUM, INC.
                             ----------------------
            (Exact Name of Registrant as Specified in its Charter)

        Tennessee               033-02249-FW              62-1028629
        ---------               ------------              ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                              3651 Baker Highway
                          Huntsville, Tennessee 37756
                          ---------------------------
                      (Address of Principal Executive Offices)

                                 (423) 663-9457
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     See Exhibit 99, Press Release dated May 9, 2005, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MILLER PETROLEUM, INC.



Date: 05/10/05                     /s/ Deloy Miller
      --------                     ----------------------------
                                   Deloy Miller
                                   Chief Executive Officer